UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Capital World Growth and Income Fund

[photo of the bow of a ship in icy waters]

Navigating tough markets

Annual report for the year ended November 30, 2008

Capital World Growth and Income FundSM seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2008 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–41.92%	2.73%	6.13%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.75%. This figure does not reflect any fee waiver described below. Therefore, the actual expense ratio for the period was lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005, through December 31, 2008. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 and 25 for details.

The fund’s 30-day yield for Class A shares as of December 31, 2008, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.88% (3.84% without the fee waiver).

Results for other share classes can be found on page 5.

Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

In this report

Special feature

6	Navigating tough markets

This article takes a closer look at the distinctive features of the current financial crisis, including insights from the fund’s portfolio counselors. At the same time, we discuss the fund’s approach to global investing and re-examine the relative merits of its investment objectives. Our aim is to offer perspectives and insights that can help shareholders cope with unsettled markets and not lose sight of their long-term investment goals.

Contents

1	Letter to shareholders

4	The value of a long-term
perspective

11	Summary investment portfolio

16	Financial statements

31	Board of directors and
other officers

Fellow shareholders:

[photo of the bow of a ship in icy waters]

Global stock markets fell precipitously in 2008, following five consecutive years of strong gains. The decline was triggered by a crisis of confidence in financial markets and institutions, and mounting evidence of a widening global recession.

In this difficult environment, Capital World Growth and Income Fund recorded a total return of –41.8% for the 12 months ended November 30, 2008. This includes an income return of 2.6% based on dividends reinvested totaling $1.18 a share that were paid by the fund over the past fiscal year. Additionally, the fund paid a capital gain of $3.34 per share in December 2007. Nonetheless, the fund’s share price declined 47.5%, to $25.50 from $48.56, leaving the total return (change in share price plus distributions) at –41.8%.

The magnitude of the global selloff was reflected in the fund’s primary benchmark, the MSCI World Index, which serves as a proxy for developed-country stock markets. That index reported a total return of –42.9% for the fiscal year. Similarly, the fund’s peer group, as measured by the Lipper Global Funds Index, produced a total return of –41.8%.

These results are clearly a disappointment for us and our fellow shareholders. Unfortunately, even investors with broadly diversified portfolios had few places to hide as markets plunged with alarming momentum, especially during the final three months of the fiscal year. So pervasive was the downturn that stocks around the world, most classes of bonds and even hard assets such as commodities compiled negative returns for the period. Only government-related securities and cash equivalent holdings eked out positive results as fearful investors fled most other asset classes.

A look at global markets

The decline in global markets stemmed largely from the housing slump in the United States and increasingly troubled mortgage loans. As rates of mortgage defaults and foreclosures climbed, prices for mortgage-backed securities declined, leaving many banks and financial institutions with mounting loan losses. This fostered a reluctance to lend among financial entities and an unwillingness to assume investment risk among investors. It also contributed to a decline in economic activity that pushed the United States into recession beginning December 2007.

[Begin Sidebar]
Results at a glance

For periods ended November 30, 2008, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime
				(since 3/26/93)

Capital World Growth and
Income Fund (Class A shares)	–41.75%	4.09%	6.46%	10.17%
MSCI World Index*	–42.95	0.58	–0.04	5.47
Lipper Global Funds Index†	–41.79	0.77	1.22	5.45

*The MSCI World Index is weighted by market capitalization and is designed to measure global developed-market equity results. The index consists of 23 developed-country indexes, including the United States. The index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

† Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and that may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions, but do not reflect the effect of sales charges or taxes.

[End Sidebar]

As lending dried up and security prices fell, several prominent financial institutions were pushed to the brink of insolvency. Despite aggressive interventions by the U.S. government, many investors panicked and rushed to sell securities, accelerating the downward spiral. By the end of November, U.S. stocks had fallen 38.3%* — the largest 12-month decline since 1974.

*Country returns are based on MSCI indexes, calculated in U.S. dollars (except where noted), and assume the reinvestment of dividends.

As bad as the situation was in the United States, it was even worse for most overseas stocks. In Europe, markets were lower some 50% on average, as measured by the MSCI Index. Loan losses were also a worry for many European banks, fueled by problem loans in the United States and slumping housing markets in the United Kingdom, Spain and Ireland. Declining exports weighed on economic activity, helping to push much of Europe into recession by the end of the fund’s fiscal year. In addition, the fund’s returns from many European holdings were weakened further by a strengthening of the U.S. dollar against the euro and other regional currencies.

Troubles among the developed markets of North America and Europe tainted growth prospects throughout the Asia/Pacific region and stemmed the flow of capital necessary for growth in the region. Returns for most developed and developing markets in the Asia/Pacific region fell 50% or more. One exception was Japan, where a strengthening of the yen against the U.S. dollar eased the brunt of the decline for U.S. investors. Nonetheless, Japan’s economy also slipped into recession by the end of the period, marking the first time in over 60 years that the major economies of the world were in recession simultaneously.

The extent of global stock market declines is more fully depicted in the third column of the table on page 3, “Where the fund’s assets were invested.” As can be seen, so pervasive was the rout that, regrettably, it mattered little where one invested; there was no escaping the tide of panic that swamped markets.

The fund’s portfolio

Country returns are only one part of the equation determining the fund’s results. Individual stock selection is a more important component because the fund’s portfolio counselors focus more on company fundamentals, rather than country selection, when making investment decisions. Over extended periods of time, this research-driven approach has helped the fund deliver results that have bested its relevant benchmarks, as can be seen in the table on page 1.

Unfortunately, fundamentals mattered little to investors who were fleeing the market during the past year. This means that many of the strong, multinational companies, which are the backbone of the fund’s portfolio, experienced severe stock price declines despite relatively attractive earnings, favorable prospects and, in many cases, appealing dividends.

The table below identifies the fund’s 10 largest holdings as of fiscal year-end. While most are long-time holdings, five are new to the list this year: France Télécom, Verizon Communications, General Electric, Taiwan Semiconductor and Chevron. Their increased weight in the portfolio reflects a shift toward more defensive, less cyclical businesses and a greater representation of U.S.-based companies. At the same time, portfolio counselors significantly reduced the fund’s exposure to financial companies, which recorded the largest sector decline for the year.

To be sure, none of the 10 sectors that compose the MSCI World Index were spared. As shown in the table on page 6, every sector measured by the index recorded significant double-digit declines. Of the more than 300 companies held in the portfolio, only a handful finished in positive territory.

[Begin Sidebar]
Largest equity holdings
(as of November 30, 2008)
		Percent of	12-month
Company	Country	net assets	return

Roche	Switzerland	2.1%	–26.3%
Microsoft	United States	1.8	–39.8
France Télécom	France	1.7	–32.2
Verizon Communications	United States	1.5	–24.4
RWE	Germany	1.5	–38.4
General Electric	United States	1.5	–55.2
Royal Dutch Shell	United Kingdom	1.5	–34.2
Taiwan Semiconductor
Manufacturing	Taiwan	1.5	–32.4
Bayer	Germany	1.4	–37.2
Chevron	United States	1.4	–10.0
[End Sidebar]

Looking ahead

Despite dispiriting results and pervasive weakness in global markets, we find substantive reasons to stay the course and keep investing for the long term.

While we don’t expect markets to rebound swiftly, we are encouraged by the unprecedented, coordinated and aggressive actions of governments around the world to mitigate the effects of this crisis and sow the seeds of recovery. From a fundamental perspective, the valuations of many companies are more attractive than they have been in decades. Dividend yields are also more compelling, and income is an important component of total return over the long term.

To gain additional perspective on the current crisis and why we remain committed to global investing, we encourage you to read our feature article, “Navigating tough markets,” beginning on page 6.

We thank you for your trust in us. We appreciate your patience and applaud your perseverance in these difficult times.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Stephen E. Bepler
Stephen E. Bepler
President

January 7, 2009

For current information about the fund, visit americanfunds.com.

Where the fund’s assets were invested[1]

	Capital World Growth and Income Fund	MSCI World Index[2]	12-month return[3]

The Americas	32.1%	54.9%	—
United States	28.1	50.8	–38.3%
Brazil	2.0	—	–55.6
Mexico	1.2	—	–46.0
Canada	.8	4.1	–42.0

Europe	39.6	29.8	–49.7
France	8.4	4.8	–48.0
Germany	7.5	3.7	–50.9
United Kingdom	6.3	9.8	–48.2
Switzerland	4.6	3.7	–38.0
Sweden	2.0	.9	–53.4
Spain	2.0	1.9	–48.8
Italy	1.9	1.6	–53.1
Netherlands	1.4	1.1	–52.2
Finland	1.0	.6	–58.7
Belgium	.7	.3	–70.0
Russia	.7	—	–70.3
Greece	.7	.2	–66.2
Denmark	.6	.4	–49.2
Ireland	.5	.2	–72.2
Other Europe	1.3	.6	—

Asia/Pacific	15.8	15.3	—
Japan	3.5	11.2	–37.0
Taiwan	3.4	—	–49.1
Australia	2.3	2.7	–54.6
Hong Kong	1.9	.9	–52.9
Singapore	1.7	.5	–50.6
China	.9	—	–57.5
Philippines	.6	—	–49.3
India	.5	—	–65.3
Other Asia/Pacific	1.0	—	—

Other	.4	—	—

Bonds, short-term securities
& other assets less liabilities	12.1	—	—

Total	100.0%	100.0%

[1] Percent of net assets by country as of November 30, 2008.
[2] The MSCI World Index is weighted by market capitalization.
[3] Country returns are based on MSCI indexes, calculated in U.S. dollars, and assume the reinvestment of dividends.

The value of a long-term perspective

How a $10,000 investment has grown since March 26, 1993

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Capital World Growth and Income Fund, with dividends reinvested[1,2]	Capital World Growth and Income Fund, with dividends excluded[1,3]	MSCl World Index, with dividends reinvested[4]	U.S. Consumer Price Index (inflation)[5]

3/26/1993	$9,425	$9,425	$10,000	$10,000
5/31/1993	9,719	9,719	10,837	10,042
8/31/1993	10,401	10,313	11,475	10,084
11/30/1993	10,782	10,625	10,924	10,153
2/28/1994	11,615	11,388	12,062	10,216
5/31/1994	11,315	11,044	11,936	10,272
8/31/1994	12,038	11,656	12,501	10,376
11/30/1994	11,592	11,131	11,982	10,425
2/28/1995	11,860	11,293	12,097	10,508
5/31/1995	12,788	12,094	13,242	10,599
8/31/1995	13,412	12,557	13,598	10,648
11/30/1995	13,841	12,850	14,260	10,696
2/29/1996	14,700	13,553	15,042	10,787
5/31/1996	15,327	14,031	15,673	10,905
8/31/1996	15,414	13,947	15,379	10,954
11/30/1996	17,118	15,362	17,004	11,045
2/28/1997	17,849	15,936	17,136	11,114
5/31/1997	18,908	16,782	18,427	11,149
8/31/1997	19,755	17,380	18,892	11,198
11/30/1997	19,917	17,414	19,212	11,247
2/28/1998	21,881	19,050	21,351	11,274
5/31/1998	22,801	19,763	22,198	11,337
8/31/1998	19,885	17,104	19,671	11,379
11/30/1998	23,007	19,676	23,138	11,421
2/28/1999	23,904	20,375	24,151	11,455
5/31/1999	25,004	21,214	25,203	11,574
8/31/1999	26,177	22,063	26,263	11,636
11/30/1999	27,396	23,014	28,141	11,720
2/29/2000	29,908	25,027	28,765	11,825
5/31/2000	30,124	25,119	28,718	11,943
8/31/2000	31,516	26,121	29,799	12,033
11/30/2000	29,142	24,016	26,067	12,124
2/28/2001	30,810	25,334	24,728	12,242
5/31/2001	31,113	25,404	24,514	12,375
8/31/2001	29,274	23,786	22,316	12,361
11/30/2001	28,613	23,111	21,975	12,354
2/28/2002	28,826	23,225	21,266	12,382
5/31/2002	30,788	24,700	21,514	12,521
8/31/2002	26,985	21,503	18,550	12,584
11/30/2002	27,405	21,693	18,697	12,625
2/28/2003	25,681	20,237	16,961	12,751
5/31/2003	29,144	22,806	19,487	12,779
8/31/2003	31,622	24,576	20,680	12,855
11/30/2003	35,220	27,230	22,391	12,848
2/29/2004	39,110	30,063	24,603	12,967
5/31/2004	37,996	29,064	24,197	13,169
8/31/2004	38,489	29,275	24,018	13,196
11/30/2004	43,044	32,485	26,414	13,301
2/28/2005	45,627	34,128	27,680	13,357
5/31/2005	44,120	32,857	27,074	13,538
8/31/2005	47,417	35,102	28,507	13,677
11/30/2005	49,405	36,422	29,519	13,760
2/28/2006	53,238	38,938	31,500	13,837
5/31/2006	54,442	39,665	32,097	14,102
8/31/2006	56,740	41,006	33,164	14,199
11/30/2006	60,955	43,831	35,678	14,032
2/28/2007	62,462	44,658	36,674	14,171
5/31/2007	69,460	49,420	40,162	14,481
8/31/2007	69,153	48,779	38,979	14,479
11/30/2007	73,901	51,855	40,406	14,636
2/29/2008	68,239	47,576	36,661	14,742
5/31/2008	72,079	50,003	38,897	15,086
8/31/2008	62,945	43,205	34,468	15,257
11/30/2008	43,044	29,332	23,053	14,793
[end mountain chart]

Year ended
November 30	1993 [6]	1994	1995	1996	1997	1998	1999	2000

Total value
Dividends
reinvested	$144	295	421	506	488	478	440	577
Value at year-end[1]	$10,782	11,592	13,841	17,118	19,917	23,007	27,396	29,142
WGI total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1	6.4

Year ended
November 30	2001	2002	2003	2004	2005	2006	2007	2008

Total value
Dividends
reinvested	578	569	679	914	1,043	1,315	1,633	1,918
Value at year-end[1]	28,613	27,405	35,220	43,044	49,405	60,955	73,901	43,044
WGI total return	(1.8)	(4.2)	28.5	22.2	14.8	23.4	21.2	(41.8)

Average annual total return for fund’s lifetime 9.8%2

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]Includes reinvested dividends of $11,999 and reinvested capital gain distributions of $20,534.
[3]Results calculated with capital gains reinvested.
[4]The MSCI World Index is unmanaged and its results include reinvested dividends, but does not reflect the effect of sales charges, commissions or expenses.
[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2008)*

	1 year	5 years	10 years

Class A shares	–45.10%	2.87%	5.83%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2008 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–41.85%	2.83%	4.03%
Not reflecting CDSC	–38.87	3.14	4.03

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–39.49	3.09	4.73
Not reflecting CDSC	–38.90	3.09	4.73

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–38.40	3.91	5.56

Class F-2 shares[1] — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–29.35	[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–41.96	2.65	5.88
Not reflecting maximum sales charge	–38.41	3.88	6.80

Class 529-B shares[3] — first sold 2/21/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–41.90	2.69	6.13
Not reflecting CDSC	–38.92	3.00	6.13

Class 529-C shares[3] — first sold 2/22/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–39.49	3.02	6.14
Not reflecting CDSC	–38.90	3.02	6.14

Class 529-E shares[1,3] — first sold 3/4/02	–38.59	3.54	5.99

Class 529-F-1 shares[1,3] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–38.29	3.99	9.24

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005, through December 31, 2008. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

[photo of two people on a ship looking out at ice covered water]

Nowhere to hide

The recent downturn in global equity markets affected all 10 sectors of the MSCI World Index, including traditionally defensive sectors such as consumer staples and health care.

Sector	12-month decline

Consumer discretionary	–46.5%
Consumer staples	–25.1
Energy	–32.0
Financials	–56.4
Health care	–29.0
Industrials	–46.4
Information technology	–45.1
Materials	–52.5
Telecommunications services	–35.8
Utilities	–32.1

Source: MSCI indexes as of 11/30/08. Results assume reinvestment of dividends and are calculated in U.S. dollar terms.

Navigating tough markets

The recent selloff in global stocks is not the first downturn in Capital World Growth and Income Fund’s 15-year history, but it is certainly the most severe, affecting developed and developing markets alike. Shareholders are now confronting double-digit losses after enjoying five consecutive years of double-digit gains. Many are reassessing their commitment to global stocks as the financial crisis persists.

Too often, the response to a crisis is panic or fear, which only serves to make matters worse. We favor a more pragmatic approach, a careful weighing of events and their probable outcomes. We believe that a prudent course of action is more likely to result from a reasoned assessment of a crisis than from a reflexive emotional response.

With this in mind, this article takes a closer look at the distinctive features of the current financial crisis, including insights from the fund’s portfolio counselors. At the same time, we discuss the fund’s approach to global investing and re-examine the relative merits of its investment objectives. Our aim is to offer perspectives and insights that can help shareholders cope with unsettled markets and not lose sight of their long-term investment goals.

History interrupted

Capital World Growth and Income Fund was launched in 1993 near the start of what was one of the strongest bull markets in modern history. Market advances were being fed by prospering global trade and increasing globalization of financial markets.

Since then, the fund had experienced only one minor and one major global selloff. The first occurred in 1998, when currency and debt problems mired a handful of developing markets; that downturn, however, lasted only a few months. The second, more severe downturn occurred from 2000 through 2002, when the tech/telecom bubble burst, helping nudge the U.S. economy into a recession and weakening several other developed economies as well.

While the catalysts for the two previous downturns were somewhat isolated and containable, this is not the case with the current crisis. What began as a decline in the U.S. housing market and problems with mortgage-related debt quickly became a systemic issue affecting borrowing and lending by all kinds of institutions around the world.

Portfolio counselor and fund president Steve Bepler explains, “The current crisis was brought on by excessive speculative lending in the global financial system. Reckless mortgage lending in the United States led to a much broader crisis of confidence in financial institutions globally. As confidence in financial markets faltered, investors became unwilling to take investment risks of any sort and stock prices plummeted.” If the impetus for the downturn was unique in the fund’s history, the reaction was not.

Market cycles

Stock markets tend to move in cycles of boom and bust, driven largely by investor expectations for earnings growth or decline. Because so much of the momentum is driven by expectations that may or may not be realized, stocks are inherently volatile, and markets frequently swing to extremes of sentiment. Jeanne Carroll, one of the fund’s portfolio counselors, notes, “Markets can be great predictors of where things are headed. But they never get it exactly right. They nearly always overshoot and overcorrect.”

Every market cycle contains elements of risk and opportunity for investors. “You always have risks, no matter where you are in the cycle,” explains Jeanne. “When stocks are up, you risk paying too much for them and the gains may be unsustainable. When stocks are down, there’s the risk you may not buy before the markets go up again.”

This understanding of market cycles underscores the basic investment principles that guide the American Funds — and Capital World Growth and Income Fund in particular. First among these is to buy stocks at reasonable prices relative to their growth prospects. Second, stay invested and focused on the long term because extremes of boom and bust have eventually smoothed out, and over time, markets have tended to rise.

[Begin Pull Quote]
“As an investor, it’s not a nice feeling to lose money, particularly when you believe passionately that the companies you’re investing in for the long term are undervalued. Volatility has been quite extraordinary of late, and the good has been thrown out with the bad. But we continue to focus on what we do best, which is analyzing companies and identifying opportunities.” — Mark Denning
[End Pull Quote]

“It’s important to recognize that we invest in companies we believe are going to do well over the long term,” says Steve. “We are not momentum investors. Over the years, our commitment to fundamental research, to understanding the companies we buy, has helped produce good results for our shareholders. Regrettably, at this point in the market cycle, company fundamentals matter far less than liquidity. When fear and panic overwhelm expectations, even the stocks of good companies are punished.” Research, then, is our strategic tool as we seek to deliver long-term gains. However, it can be less effective over shorter periods when the markets move to extremes of sentiment.

Gina Despres, vice chairman of the fund, adds, “Our view is that once the various shocks have been absorbed and managed, not only will markets and investors return to fundamentals, but fundamental analysis will become more important than ever.”

The perils of market timing

Prudence is too often one of the first victims of investor panic. While we are confident that global markets will rebound, we don’t know exactly when that may occur. Nor can we identify with certainty which market, of the many in which the fund invests, will lead the recovery. Yet experience remains our guide, and experience tells us that it is foolhardy to try to time the markets. Invariably, market peaks and troughs are determined in hindsight — after the fact.

Studies repeatedly show that investors often make the classic mistake of buying too high — when markets have already rallied — and selling at the lows — when severe declines lead to panic selling at any cost. Unfortunately, when investors flee the market amid a decline, they can end up locking in losses. Should they opt to get back in when markets are recovering, they run the risk of missing out on the biggest rallies. This pattern was all too evident in recent years, as can be seen in the chart at right.

Why stay invested? Several studies have substantiated the benefit of remaining invested over the long term. One published in The Journal of Investing (Fall 2008) looked at equity markets in 15 nations, including the United States, over several decades. It found that an investor who missed the 10 best days of all those markets ended up with about half the balance of someone who remained invested throughout. In other words, if you missed those 10 days, your returns were significantly lower.

Staying invested over the long term — as nerve-wracking as that may be — affords an investor the opportunity to participate in rallies when they occur. This is why it is so important for investors to stick to their investment strategies over full market cycles. Indeed, investors who attempt to time the market may be assuming greater risks over the long term than those who remain invested; in addition to missing out on rallies, they run the risk of not reaching their financial goals.

A fundamental focus

If market timing is a poor strategy for long-term investors, so, too, is rotating in and out of countries and markets. Capital World Growth and Income Fund has always recognized this and consequently puts its investment focus on companies, not countries. In many cases, the companies we invest in are multinational and have a presence in several different countries. This brings an additional element of diversification to the portfolio, while affording the opportunity to participate in the expansion of world trade and the growth of developing economies.

By focusing on companies, we are less distracted by short-term market fluctuations and more concentrated on earnings potential, which is, after all, the long-term driver of stock prices. This perspective helps us stay focused on the goals of our shareholders, even as we grapple with the losses inflicted by the current crisis.

“As an investor, it’s not a nice feeling to lose money, particularly when you believe passionately that the companies you’re investing in for the long term are undervalued,” says Mark Denning, a portfolio counselor. “Volatility has been quite extraordinary of late, and the good has been thrown out with the bad. But we continue to focus on what we do best, which is analyzing companies and identifying opportunities.”

Gina adds, “In the midst of all this turmoil, we continue to meet with company managements and to analyze the various factors that impinge on fundamentals. These efforts should position us to take advantage of the time when rationality is restored and valuations begin to recover.”

A conservative approach

Despite current conditions, the investment professionals of Capital World Growth and Income Fund are convinced that stock markets will recover over time, and they remain focused on laying the groundwork for future returns. If there is a silver lining to the turmoil we’ve recently experienced, it is the relative attractiveness of many companies based on current valuations in the market. Jeanne Carroll observes, “I don’t know when the market will bottom. But presently, we have an extraordinary opportunity to buy high-quality companies at valuations we haven’t seen in a long, long time.”

By design, Capital World Growth and Income Fund takes a conservative approach to global investing. In addition to its rigorous bottom-up analysis, the fund concentrates on well-established companies with the ability to weather difficult market conditions and the potential to reward shareholders’ patience. “What we look for,” explains Jeanne, “are companies with great balance sheets, great products, strong brand names, a global exposure, attractive valuations and high dividend yields.”

Admittedly, strong companies were pummeled along with struggling companies during the past year. Panic and fear obscured fundamentals and constricted investment perspectives. Yet over longer periods of time, over full market cycles, the fund’s measured approach has demonstrated the ability to generate returns in excess of its Lipper peer group and the MSCI World Index. We believe that this approach will continue to favor long-term investors when the markets return to normalcy.

Moreover, we believe that dividend-paying companies will help to ease the pain for shareholders. The fund’s income objective has always compelled portfolio counselors to seek out companies with attractive and sustainable dividends. “In the current environment, these companies are likely to fare better than those that don’t pay dividends,” suggests Jeanne. “Dividends provide current income to shareholders. Over time, these dividends can add meaningfully to investment returns.” Steve Bepler shares an insight he learned long ago: “Dividends are tangible evidence that you actually own part of a profitable business and not just a piece of paper.”

[Begin Sidebar]
[photo of the bow of a ship in a body of water - mountains in the background]

When markets are rising, people want to invest. But when markets decline, investors tend to run for cover. This behavior is depicted in the chart, which shows net new flows into or out of mutual funds and exchange traded funds over the past 10 years. The bars show quarterly fund flows, while the orange line plots the rise and fall of the Standard & Poor’s 500 Composite Index. By letting the results of the market drive their behavior, investors risk buying high and selling low.

Market cycles and investor behavior

[begin line & bar chart - S&P 500 data presented in line chart format overlayed with fund flow data presented in bar chart format]
	Q3'98	Q4'98	Q1'99	Q2'99	Q3'99	Q4'99	Q1'00	Q2'00	Q3'00	Q4'00	Q1'01	Q2'01	Q3'01	Q4'01	Q1'02

Fund flows*(left scale)	8,409	10,090	35,127	56,245	27,669	52,414	114,750	77,712	56,359	48,201	26,042	52,922	-15,628	25,531	65,626
S&P 500 (right scale)	1,017	1,229	1,286	1,373	1,283	1,469	1,499	1,455	1,437	1,320	1,160	1,224	1,041	1,148	1,147

	Q2'02	Q3'02	Q4'02	Q1'03	Q2'03	Q3'03	Q4'03	Q1'04	Q2'04	Q3'04	Q4'04	Q1'05	Q2'05	Q3'05	Q4'05

Fund flows*(left scale)	31,577	-45,799	9,783	-780	59,852	62,393	76,910	116,746	57,189	38,083	76,496	78,922	50,046	41,232	74,407
S&P 500 (right scale)	990	815	880	848	975	996	1,112	1,126	1,141	1,115	1,212	1,181	1,191	1,229	1,248

	Q1'06	Q2'06	Q3'06	Q4'06	Q1'07	Q2'07	Q3'07	Q4'07	Q1'08	Q2'08	Q3'08	Q3'08

Fund flows*(left scale)	93,928	43,624	25,994	68,905	105,142	63,975	53,613	53,474	-20,235	41,182	-6,504	-63,360
S&P 500 (right scale)	1,295	1,270	1,336	1,418	1,421	1,503	1,527	1,468	1,323	1,280	1,166	861
[end line & bar chart]

Point 1: Q1 ’00 – Large inflow at market peak

Point 2: Q3 ’02 – Large outflow at market bottom

Point 3: Q1 ’04 – Large inflow after 2003 gains

Point 4: Q1 ’07 – Large inflow near the peak

■ Fund flows*(left scale of chart)
■ S&P 500 (right scale of chart)

*Domestic and international equity mutual funds and exchange traded funds.

Source: Strategic Insight

The S&P 500 Index is unmanaged, and its results assume reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Regular investing does not insure a profit or protect against loss. Investors should consider their willingness to keep investing when share prices are declining.
[End Sidebar]

Perseverance

Maintaining a disciplined investment strategy can be daunting in the face of market losses. Yet this is precisely what the fund’s portfolio counselors do. “You need to have the fortitude to buy when the market is selling off so cheaply because in the long run, you believe the returns should be there,” says Steve.

While the stocks of many companies may seem suddenly attractive, prospects for future growth have also been altered considerably by the new investment landscape. In this unsettled environment, fundamental analysis and dividend income acquire greater emphasis. Even during flat markets and economic downturns, investors can benefit from the thorough research, professional management and experience that Capital World Growth and Income Fund’s investment professionals provide.

Shareholders can also benefit from the advice and experience of their financial advisers during this period of market turmoil. Investing for the future is rarely without risks, challenges or setbacks. But with the help of professionals, investors have the ability to achieve their long-term financial goals, provided they persevere. ■

[Begin Sidebar]
[photo of a man videotaping while standing on the deck of a ship in icy water]

Rising dividend yields

[begin line chart]
	MSCI EAFE	10-Year U.S. Treasury	S&P 500	WGI

5/31/1994	1.89%	7.17%	2.79%	2.26%
8/31/1994	1.88	7.19	2.69	2.20
11/30/1994	2.04	7.91	2.85	2.58
2/28/1995	2.21	7.22	2.70	2.88
5/31/1995	2.21	6.30	2.51	2.90
8/31/1995	2.16	6.28	2.42	3.04
11/30/1995	2.15	5.76	2.28	3.07
2/29/1996	2.12	6.13	2.19	2.91
5/31/1996	2.09	6.85	2.13	2.95
8/31/1996	2.20	6.96	2.22	3.24
11/30/1996	2.11	6.06	1.94	2.99
2/28/1997	2.10	6.56	1.88	2.84
5/31/1997	2.05	6.67	1.78	2.67
8/31/1997	1.87	6.34	1.70	2.47
11/30/1997	1.97	5.86	1.61	2.42
2/28/1998	1.81	5.62	1.49	2.26
5/31/1998	1.82	5.56	1.47	2.13
8/31/1998	2.06	5.05	1.69	2.39
11/30/1998	1.87	4.74	1.41	2.00
2/28/1999	1.87	5.29	1.33	1.99
5/31/1999	1.83	5.64	1.26	1.93
8/31/1999	1.77	5.98	1.26	1.76
11/30/1999	1.58	6.18	1.20	1.53
2/29/2000	1.46	6.42	1.23	1.60
5/31/2000	1.55	6.29	1.19	1.55
8/31/2000	1.52	5.73	1.10	1.51
11/30/2000	1.68	5.48	1.25	1.90
2/28/2001	1.82	4.92	1.31	1.75
5/31/2001	1.88	5.43	1.26	2.01
8/31/2001	2.15	4.85	1.38	1.94
11/30/2001	2.18	4.78	1.36	1.84
2/28/2002	2.19	4.88	1.43	2.04
5/31/2002	2.08	5.08	1.46	1.66
8/31/2002	2.55	4.14	1.70	2.08
11/30/2002	2.62	4.22	1.70	2.11
2/28/2003	3.05	3.71	1.91	2.44
5/31/2003	2.87	3.37	1.67	2.34
8/31/2003	2.60	4.45	1.64	2.17
11/30/2003	2.53	4.34	1.62	1.96
2/29/2004	2.42	3.99	1.54	2.00
5/31/2004	2.53	4.66	1.64	2.06
8/31/2004	2.60	4.13	1.71	2.05
11/30/2004	2.56	4.36	1.65	2.14
2/28/2005	2.37	4.36	1.66	2.43
5/31/2005	2.65	4.00	1.74	2.52
8/31/2005	2.52	4.02	1.78	2.44
11/30/2005	2.40	4.49	1.79	2.12
2/28/2006	2.28	4.55	1.78	2.03
5/31/2006	2.58	5.12	1.87	1.99
8/31/2006	2.53	4.74	1.84	2.17
11/30/2006	2.48	4.46	1.75	2.15
2/28/2007	2.45	4.56	1.82	2.06
5/31/2007	2.47	4.90	1.69	1.98
8/31/2007	2.64	4.54	1.78	2.21
11/30/2007	2.69	3.97	1.84	2.18
2/29/2008	3.16	3.53	2.09	2.57
5/31/2008	3.27	4.06	2.01	2.46
8/31/2008	3.67	3.83	2.25	2.89
11/30/2008	5.02	2.93	3.18	4.09
[end line chart]

Capital World Growth and Income Fund has always favored dividend-paying companies. Dividends can be an important source of income for shareholders and a bellwether for the health of a company. Dividends reinvested have contributed significantly to the long-term total return of the fund.

The chart above plots quarterly dividend yields for the fund (WGI), U.S. stocks (S&P 500) and for developed-country stock markets outside North America (MSCI EAFE). These dividend yields are also compared to the yield on the 10-year U.S. Treasury, a benchmark for bond yields.

As can be seen, dividend yields from markets outside North America (MSCI EAFE) have often been higher than U.S. stock yields (S&P 500). However, for the first time since the fund’s inception, both now offer a higher yield than that of the 10-year Treasury. This rise in dividend yields is a consequence of the global decline in share prices and the flight to safety, which has pushed Treasury yields to historic lows. It also suggests that, at current levels, investors are being better compensated for the long-term risks of investing in stocks than they have been at any time in the fund’s history.

Sources: MSCI, U.S. Treasury Department and Lipper. Dividend yields reflect 12-month periods and are plotted quarterly (February, May, August and November).
[End Sidebar]

Summary investment portfolio, November 30, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent
of net
Industry sector diversification	assets
Telecommunication services	11.70%
Financials	10.22
Energy	10.13
Health care	9.43
Consumer discretionary	8.22
Other industries	37.96
Convertible securities & preferred stocks	0.24
Bonds & notes	0.22
Short-term securities & other assets less liabilities	11.88
[end pie chart]

Country diversification	(percent of net assets)

United States	28.1%
Euro zone*	24.3
United Kingdom	6.3
Switzerland	4.6
Japan	3.5
Taiwan	3.4
Australia	2.3
Sweden	2.0
Brazil	2.0
Other countries	11.4
Bonds, short-term securities & other assets less liabilities	12.1

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 87.60%	Shares	(000)	assets

Telecommunication services - 11.70%
France Télécom SA (1)	42,646,204	$1,100,008	1.70%
The leading provider of Internet and fixed-line and cellular telephone services in France, with international interests.
Verizon Communications Inc.	30,490,000	995,499	1.54
Major broadband and telecommunications company.
AT&T Inc.	30,237,874	863,594	1.34
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.
Vodafone Group PLC (1)	341,090,328	666,185	1.03
One of the leading global operators of mobile telephone services.
América Móvil, SAB de CV, Series L (ADR)	15,725,500	471,765	.73
Latin America's largest cellular communications provider.
Koninklijke KPN NV (1)	32,639,600	451,021	.70
Global telecommunication services provider based in the Netherlands.
Singapore Telecommunications Ltd. (1)	220,915,810	371,160	.58
Among Asia's leading communications companies.
Other securities		2,632,330	4.08
		7,551,562	11.70

Financials - 10.22%
HSBC Holdings PLC (United Kingdom) (1)	48,871,269	531,718
HSBC Holdings PLC (Hong Kong) (1)	30,378,400	326,519	1.33
One of the world's largest international banking and financial services organizations.
Banco Santander, SA (1)	73,983,121	607,968	.94
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Banco Bradesco SA, preferred nominative	37,194,418	395,552	.61
One of the largest private banks in Brazil.
QBE Insurance Group Ltd. (1)	23,435,695	368,065
QBE Insurance Group Ltd. (1) (2)	934,748	14,681	.60
An international insurance and reinsurance group.
Other securities		4,349,737	6.74
		6,594,240	10.22

Energy - 10.13%
Royal Dutch Shell PLC, Class B (1)	15,988,849	423,164
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	279,009
Royal Dutch Shell PLC, Class A (1)	7,850,000	208,214
Royal Dutch Shell PLC, Class B (ADR)	689,599	36,721	1.47
A global group of energy and oil companies.
Chevron Corp.	11,176,962	883,092	1.37
This fully integrated energy company is one of the world's largest producers of oil and gas.
Eni SpA (1)	35,635,000	807,879	1.25
One of the world's leading oil and gas companies.
ConocoPhillips	15,259,000	801,403	1.24
This global oil and natural gas company also produces plastics and chemicals.
Woodside Petroleum Ltd. (1)	19,555,433	463,081	.72
Oil and gas exploration and production company based in Australia.
TOTAL SA (1)	6,954,000	364,652	.57
One of the world's leading integrated oil and gas companies.
Schlumberger Ltd.	7,045,000	357,463	.55
A leading provider of services and technology to the petroleum industry.
Other securities		1,912,656	2.96
		6,537,334	10.13

Health care - 9.43%
Roche Holding AG (1)	9,620,987	1,353,723	2.10
A world leader in pharmaceuticals and diagnostic research.
Bayer AG, non-registered shares (1)	17,852,000	927,142	1.43
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Merck & Co., Inc.	21,684,400	579,407	.90
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Novartis AG (1)	12,094,000	565,757	.88
One of the world's largest pharmaceutical companies.
Schering-Plough Corp.	23,000,000	386,630	.60
Global pharmaceutical company focused on prescription drugs, consumer health care and animal health products.
Novo Nordisk A/S, Class B (1)	7,463,781	381,309	.59
A global leader in drugs to treat diabetes.
Other securities		1,891,986	2.93
		6,085,954	9.43

Consumer discretionary - 8.22%
Vivendi SA (1)	14,965,100	423,898	.66
French multimedia giant with interests in media and telecommunications, music, TV, games and film.
Daimler AG (1)	12,102,500	382,038	.59
One of the world's largest automakers and heavy truck manufacturers.
Other securities		4,497,748	6.97
		5,303,684	8.22

Information technology - 7.83%
Microsoft Corp.	58,220,000	1,177,208	1.83
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	635,454,869	784,383
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,930,929	156,806	1.46
One of the world's largest semiconductor manufacturers.
Automatic Data Processing, Inc.	11,655,000	478,554	.74
Major provider of payroll processing and data communications services.
Canon, Inc. (1)	11,545,000	343,380	.53
One of the world's premier manufacturers of cameras, copiers, printers and optical equipment.
Other securities		2,112,157	3.27
		5,052,488	7.83

Industrials - 7.69%
General Electric Co.	55,622,100	955,032	1.48
One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.

Schneider Electric SA (1)	7,234,109	457,173	.71
An international supplier of industrial electrical equipment and industrial automation equipment.
United Parcel Service, Inc., Class B	7,610,100	438,342	.68
The world's largest package delivery company and express carrier.
Siemens AG (1)	5,899,992	355,526	.55
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Other securities		2,760,468	4.27
		4,966,541	7.69

Utilities - 7.48%
RWE AG (1)	11,757,400	991,374	1.54
Provides electricity, gas and water services to homes and businesses in the U.S. and Europe.
GDF Suez (1)	21,523,815	865,643	1.34
Major natural gas and electricity company based in France.
E.ON AG (1)	24,451,142	861,485	1.33
This leading German utility supplies electricity, gas and water to customers throughout Europe.
Other securities		2,108,580	3.27
		4,827,082	7.48

Consumer staples - 7.42%
Coca-Cola Co.	14,295,000	670,007	1.04
The world's largest soft drink maker.
Philip Morris International Inc.	12,857,086	542,055	.84
One of the world's largest international tobacco companies.
Procter & Gamble Co.	7,250,000	466,537	.72
Global manufacturer of household and personal care products.
Diageo PLC (1)	31,398,500	439,823	.68
Sells spirits, wine and beer under brands including Guinness, Smirnoff and Johnnie Walker.
Nestlé SA (1)	11,375,660	411,792	.64
Global packaged food and beverage company based in Switzerland.
PepsiCo, Inc.	6,310,000	357,777	.56
A global soft drink and snack foods company.
Other securities		1,898,250	2.94
		4,786,241	7.42

Materials - 3.36%
China Steel Corp. (1)	513,147,551	343,034	.53
This major steel producer is based in Taiwan.
Other securities		1,823,931	2.83
		2,166,965	3.36

Miscellaneous - 4.12%
Other common stocks in initial period of acquisition		2,659,757	4.12

Total common stocks (cost: $78,755,840,000)		56,531,848	87.60

Preferred stocks - 0.04%

Other - 0.03%
Other securities		21,772	.03

Miscellaneous - 0.01%
Other preferred stocks in initial period of acquisition		3,298	.01

Total preferred stocks (cost: $110,326,000)		25,070	.04

Rights - 0.06%

Miscellaneous - 0.06%
Other rights in initial period of acquisition		38,864	.06

Total rights (cost: $71,312,000)		38,864	.06

Convertible securities - 0.20%

Other - 0.20%
Other securities		127,395	.20

Miscellaneous - 0.00%
Other convertible securities in initial period of acquisition		1,498	.00

Total convertible securities (cost: $379,414,000)		128,893	.20

Bonds & notes - 0.22%

Other - 0.22%
Other securities		142,057	.22

Total bonds & notes (cost: $197,195,000)		142,057	.22

	Principal
	amount
Short-term securities - 11.81%	(000)

Freddie Mac 0.91%-2.65% due 12/1/2008-4/21/2009	$1,716,897	1,714,017	2.66
Fannie Mae 1.00%-2.65% due 1/26-4/20/2009	1,310,925	1,308,050	2.03
Federal Home Loan Bank 0.38%-2.55% due 1/5-4/2/2009	1,123,700	1,122,163	1.74
U.S. Treasury Bills 1.68%-1.94% due 12/4/2008-2/26/2009	428,600	428,566	.66
Shell International Finance BV 1.85%-2.30% due 2/2-3/16/2009 (3)	250,000	249,290	.39
General Electric Capital Corp. 2.05% due 12/12/2008	150,000	149,814	.23
Novartis Finance Corp. 1.00%-1.72% due 12/3/2008-1/28/2009 (3)	139,800	139,407	.22
Coca-Cola Co. 1.55%-1.85% due 1/13-2/6/2009 (3)	100,000	99,809	.15
Other securities		2,408,704	3.73

Total short-term securities (cost: $7,606,577,000)		7,619,820	11.81

Total investment securities (cost: $87,120,664,000)		64,486,552	99.93
Other assets less liabilities		49,853	.07

Net assets		$64,536,405	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $57,304,000, which represented .09% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/08 (000)

ComfortDelGro Corp. Ltd. (1)	95,600,000	39,500,000	-	135,100,000	$3,608	$121,037
James Hardie Industries NV (1)	23,384,347	-	-	23,384,347	1,553	58,510
Kesa Electricals PLC (1)	8,297,598	18,295,500	-	26,593,098	5,676	32,727
China Steel Corp. (1) (4)	574,730,229	176,531,406	238,114,084	513,147,551	67,202	-
Kingspan Group PLC (1) (4)	-	8,882,000	3,745,034	5,136,966	3,323	-
OPAP (Greek Organization of Football Prognostics) SA (1) (4)	15,949,410	55,000	3,567,000	12,437,410	42,315	-
Spark Infrastructure (4)	56,535,632	-	56,535,632	-	6,323	-
Wolseley PLC (1) (4)	16,534,500	18,205,500	13,617,517	21,122,483	4,915	-
					$134,915	$212,274

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $35,134,652,000, which represented 54.44% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,832,859,000, which represented 2.84% of the net assets of the fund.

(4) Unaffiliated issuer at 11/30/2008.

Key to abbreviation
ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $86,763,798)	$64,274,278
Affiliated issuers (cost: $356,866)	212,274	$64,486,552
Cash denominated in currencies other than U.S. dollars
(cost: $1,808)		1,807
Cash		26,330
Receivables for:
Sales of investments	241,653
Sales of fund's shares	69,067
Dividends and interest	232,842
Other	406	543,968
		65,058,657
Liabilities:
Payables for:
Purchases of investments	348,120
Repurchases of fund's shares	97,671
Investment advisory services	18,195
Services provided by affiliates	55,843
Directors' deferred compensation	1,071
Other	1,352	522,252
Net assets at November 30, 2008		$64,536,405

Net assets consist of:
Capital paid in on shares of capital stock		$90,747,721
Undistributed net investment income		1,041,713
Accumulated net realized loss		(4,613,336)
Net unrealized depreciation		(22,639,693)
Net assets at November 30, 2008		$64,536,405

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 4,000,000 shares, $.01 par value (2,534,913 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$46,010,887	1,804,541	$25.50
Class B	2,598,238	102,524	25.34
Class C	5,405,401	214,062	25.25
Class F-1	3,676,993	144,436	25.46
Class F-2	126,875	4,974	25.51
Class 529-A	1,234,763	48,526	25.45
Class 529-B	140,701	5,551	25.35
Class 529-C	341,720	13,484	25.34
Class 529-E	54,926	2,162	25.41
Class 529-F-1	31,346	1,231	25.47
Class R-1	123,966	4,898	25.31
Class R-2	836,023	33,112	25.25
Class R-3	1,396,741	55,054	25.37
Class R-4	1,158,706	45,518	25.46
Class R-5	1,399,119	54,840	25.51

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.06 and $27.00, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $374,186; also includes
$134,915 from affiliates)	$3,728,159
Interest	307,456	$4,035,615

Fees and expenses*:
Investment advisory services	375,028
Distribution services	346,915
Transfer agent services	86,699
Administrative services	38,807
Reports to shareholders	3,478
Registration statement and prospectus	3,677
Postage, stationery and supplies	7,213
Directors' compensation	(130)
Auditing and legal	258
Custodian	16,610
State and local taxes	1,145
Other	212
Total fees and expenses before reimbursements/waivers	879,912
Less reimbursements/waivers of fees and expenses:
Investment advisory services	37,503
Administrative services	1
Total fees and expenses after reimbursements/waivers		842,408
Net investment income		3,193,207

Net realized loss and unrealized
depreciation on investments
and currency:
Net realized loss on:
Investments (including $164,480 net loss from affiliates)	(4,598,769)
Currency transactions	(135,763)	(4,734,532)
Net unrealized depreciation on:
Investments	(47,627,198)
Currency translations	(7,786)	(47,634,984)
Net realized loss and
unrealized depreciation
on investments and currency		(52,369,516)
Net decrease in net assets resulting
from operations		$(49,176,309)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended	Year ended
	November 30,	November 30,
	2008	2007
Operations:
Net investment income	$3,193,207	$2,550,667
Net realized (loss) gain on investments
and currency transactions	(4,734,532)	8,102,202
Net unrealized (depreciation) appreciation on investments
and currency translations	(47,634,984)	7,633,085
Net (decrease) increase in net assets resulting from operations	(49,176,309)	18,285,954

Dividends and distributions paid to
shareholders:
Dividends from net investment income	(2,918,988)	(2,206,736)
Distributions from net realized gain on investments	(7,845,316)	(3,391,660)
Total dividends and distributions paid to shareholders	(10,764,304)	(5,598,396)

Net capital share transactions	11,167,361	20,657,667

Total (decrease) increase in net assets	(48,773,252)	33,345,225

Net assets:
Beginning of year	113,309,657	79,964,432
End of year (including undistributed
net investment income: $1,041,713 and $894,607, respectively)	$64,536,405	$113,309,657

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investing in securities issued by entities domiciled in the United States may also be subject to many of these risks.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2001.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2008, there were no non-U.S. taxes paid on realized gains. As of November 30, 2008, there were no non-U.S. taxes provided on unrealized gains.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and unrealized appreciation of certain investments in securities outside the U.S.  The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2008, the fund reclassified $126,448,000 from undistributed net investment income to accumulated net realized loss; and reclassified $665,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,050,628
Post-October currency loss deferrals (realized during the period November 1, 2008, through November 30, 2008)†	(8,158)
Capital loss carryforward expiring in 2016*	(2,728,750)
Post-October capital loss deferrals (realized during the period November 1, 2008, through November 30, 2008)†	(1,854,069)
Gross unrealized appreciation on investment securities	2,391,853
Gross unrealized depreciation on investment securities	(25,057,123)
Net unrealized depreciation on investment securities	(22,665,270)
Cost of investment securities	87,151,822

* The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2008			Year ended November 30, 2007
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$2,322,238	5,599,974	$7,922,212	$1,721,055	$2,548,941	$4,269,996
Class B	97,747	321,740	419,487	68,890	146,714	215,604
Class C	205,388	677,948	883,336	134,662	281,690	416,352
Class F-1	189,626	436,957	626,583	124,060	177,513	301,573
Class F-2*	429	-	429	-	-	-
Class 529-A	53,323	122,145	175,468	33,526	46,762	80,288
Class 529-B	4,497	14,634	19,131	2,797	6,071	8,868
Class 529-C	10,913	34,438	45,351	6,343	13,111	19,454
Class 529-E	2,148	5,602	7,750	1,397	2,269	3,666
Class 529-F-1	1,396	2,907	4,303	790	958	1,748
Class R-1	3,840	10,685	14,525	1,869	3,716	5,585
Class R-2	27,134	85,402	112,536	16,676	34,264	50,940
Class R-3	52,031	129,495	181,526	30,911	49,179	80,090
Class R-4	47,281	104,313	151,594	26,793	36,915	63,708
Class R-5	65,469	134,604	200,073	36,967	43,557	80,524
Total	$3,083,460	7,680,844	$10,764,304	$2,206,736	$3,391,660	$5,598,396

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. During the year ended November 30, 2008, total investment advisory services fees waived by CRMC were $37,503,000. As a result, the fee shown on the accompanying financial statements of $375,028,000, which was equivalent to an annualized rate of 0.371%, was reduced to $337,525,000, or 0.334% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2008, the total administrative services fees paid by CRMC were $1,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$168,866	$81,984	Not applicable	Not applicable	Not applicable
Class B	41,223	4,715	Not applicable	Not applicable	Not applicable
Class C	87,682	Included in administrative services	$12,372	$1,504	Not applicable
Class F-1	14,934		5,948	675	Not applicable
Class F-2 *	Not applicable		27	6	Not applicable
Class 529-A	3,394		1,523	233	$ 1,725
Class 529-B	2,004		178	58	201
Class 529-C	4,835		426	115	484
Class 529-E	387		68	10	77
Class 529-F-1	-		37	6	43
Class R-1	1,616		132	70	Not applicable
Class R-2	8,818		1,718	3,458	Not applicable
Class R-3	9,311		2,612	995	Not applicable
Class R-4	3,845		2,139	83	Not applicable
Class R-5	Not applicable		1,849	35	Not applicable
Total	$346,915	$86,699	$29,029	$7,248	$2,530
* Class F-2 was offered beginning August 1, 2008.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(130,000), shown on the accompanying financial statements, includes $566,000 in current fees (either paid in cash or deferred) and a decrease of $696,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on December 1, 2007. FAS 157 requires the fund to classify its assets and liabilities based on valuation method using three levels. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2008 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$21,561,868
Level 2 – Other significant observable inputs	42,924,684	*
Level 3 – Significant unobservable inputs	-
Total	$64,486,552

* Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $35,096,420,000 of investment securities were classified as Level 2 instead of Level 1.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2008
Class A	$11,961,360	302,293	$7,623,707	181,028	$(13,282,179)	(385,998)	$6,302,888	97,323
Class B	635,434	16,074	404,754	9,600	(742,987)	(21,168)	297,201	4,506
Class C	1,777,688	44,751	843,376	20,069	(1,950,929)	(56,716)	670,135	8,104
Class F-1	2,378,035	60,886	561,629	13,367	(2,130,959)	(61,949)	808,705	12,304
Class F-2†	171,088	5,477	354	10	(14,535)	(513)	156,907	4,974
Class 529-A	452,384	11,541	175,445	4,183	(147,382)	(4,159)	480,447	11,565
Class 529-B	42,218	1,084	19,129	454	(15,041)	(427)	46,306	1,111
Class 529-C	141,424	3,604	45,344	1,077	(57,059)	(1,607)	129,709	3,074
Class 529-E	19,139	497	7,749	185	(8,107)	(224)	18,781	458
Class 529-F-1	16,196	413	4,303	103	(6,204)	(169)	14,295	347
Class R-1	97,956	2,549	14,333	342	(41,763)	(1,174)	70,526	1,717
Class R-2	500,171	13,071	112,394	2,679	(314,287)	(8,533)	298,278	7,217
Class R-3	968,403	25,368	180,882	4,318	(514,400)	(13,973)	634,885	15,713
Class R-4	884,814	22,799	151,547	3,617	(442,681)	(12,024)	593,680	14,392
Class R-5	920,198	23,297	192,108	4,581	(467,688)	(12,572)	644,618	15,306
Total net increase
(decrease)	$20,966,508	533,704	$10,337,054	245,613	$(20,136,201)	(581,206)	$11,167,361	198,111

Year ended November 30, 2007
Class A	$15,978,646	355,806	$4,099,199	95,975	$(6,840,224)	(151,977)	$13,237,621	299,804
Class B	881,784	19,769	207,589	4,902	(336,173)	(7,510)	753,200	17,161
Class C	2,710,096	60,784	397,080	9,401	(848,748)	(19,024)	2,258,428	51,161
Class F-1	2,141,030	47,429	270,384	6,335	(868,636)	(19,236)	1,542,778	34,528
Class 529-A	503,152	11,260	80,275	1,878	(73,953)	(1,641)	509,474	11,497
Class 529-B	47,577	1,066	8,865	209	(7,205)	(161)	49,237	1,114
Class 529-C	154,535	3,463	19,450	459	(29,004)	(647)	144,981	3,275
Class 529-E	21,196	476	3,666	86	(4,780)	(106)	20,082	456
Class 529-F-1	16,788	374	1,748	41	(2,097)	(47)	16,439	368
Class R-1	76,159	1,695	5,485	129	(29,883)	(667)	51,761	1,157
Class R-2	507,400	11,416	50,887	1,204	(241,974)	(5,404)	316,313	7,216
Class R-3	877,597	19,552	79,978	1,879	(394,129)	(8,779)	563,446	12,652
Class R-4	791,684	17,589	63,687	1,488	(363,024)	(8,070)	492,347	11,007
Class R-5	771,389	17,126	76,610	1,784	(146,439)	(3,265)	701,560	15,645
Total net increase
(decrease)	$25,479,033	567,805	$5,364,903	125,770	$(10,186,269)	(226,534)	$20,657,667	467,041

(*) Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $43,092,814,000 and $34,249,931,000, respectively, during the year ended November 30, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4)(5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers(5)	Ratio of net income to average net assets(3)(5)
Class A:
Year ended 11/30/2008	$48.56	$1.27	$(19.81)	$(18.54)	$(1.18)	$(3.34)	$(4.52)	$25.50	(41.75)%	$46,011.75%		.71%	3.28%
Year ended 11/30/2007	42.82	1.24	7.40	8.64	(1.10)	(1.80)	(2.90)	48.56	21.23	82,899.73		.69	2.75
Year ended 11/30/2006	36.99	.96	7.26	8.22	(.95)	(1.44)	(2.39)	42.82	23.38	60,265.73		.69	2.44
Year ended 11/30/2005	33.80	.84	3.95	4.79	(.80)	(.80)	(1.60)	36.99	14.78	39,841.76		.73	2.41
Year ended 11/30/2004	28.62	.70	5.50	6.20	(.73)	(.29)	(1.02)	33.80	22.21	25,137.77		.77	2.28
Class B:
Year ended 11/30/2008	48.27	.96	(19.69)	(18.73)	(.86)	(3.34)	(4.20)	25.34	(42.21)	2,598	1.52	1.48	2.51
Year ended 11/30/2007	42.58	.89	7.36	8.25	(.76)	(1.80)	(2.56)	48.27	20.29	4,731	1.50	1.46	1.98
Year ended 11/30/2006	36.79	.64	7.24	7.88	(.65)	(1.44)	(2.09)	42.58	22.40	3,443	1.53	1.49	1.65
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158	1.55	1.52	1.62
Year ended 11/30/2004	28.50	.46	5.47	5.93	(.51)	(.29)	(.80)	33.63	21.25	1,265	1.55	1.55	1.52
Class C:
Year ended 11/30/2008	48.11	.95	(19.63)	(18.68)	(.84)	(3.34)	(4.18)	25.25	(42.23)	5,405	1.56	1.52	2.47
Year ended 11/30/2007	42.46	.87	7.32	8.19	(.74)	(1.80)	(2.54)	48.11	20.22	9,910	1.55	1.51	1.94
Year ended 11/30/2006	36.69	.62	7.22	7.84	(.63)	(1.44)	(2.07)	42.46	22.35	6,572	1.58	1.54	1.60
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781	1.61	1.57	1.56
Year ended 11/30/2004	28.43	.45	5.45	5.90	(.50)	(.29)	(.79)	33.54	21.17	1,836	1.62	1.61	1.46
Class F-1:
Year ended 11/30/2008	48.48	1.27	(19.78)	(18.51)	(1.17)	(3.34)	(4.51)	25.46	(41.76)	3,677.76		.72	3.30
Year ended 11/30/2007	42.76	1.23	7.38	8.61	(1.09)	(1.80)	(2.89)	48.48	21.22	6,406.75		.71	2.73
Year ended 11/30/2006	36.94	.94	7.26	8.20	(.94)	(1.44)	(2.38)	42.76	23.35	4,174.76		.72	2.41
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445.82		.78	2.35
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.09	1,243.86		.85	2.21
Class F-2:
Period from 8/1/2008 to 11/30/2008	38.34	.23	(12.79)	(12.56)	(.27)	-	(.27)	25.51	(32.95)	127.18		.17	.83
Class 529-A:
Year ended 11/30/2008	48.46	1.24	(19.76)	(18.52)	(1.15)	(3.34)	(4.49)	25.45	(41.77)	1,235.80		.77	3.23
Year ended 11/30/2007	42.75	1.21	7.37	8.58	(1.07)	(1.80)	(2.87)	48.46	21.13	1,791.80		.76	2.69
Year ended 11/30/2006	36.93	.93	7.26	8.19	(.93)	(1.44)	(2.37)	42.75	23.33	1,089.79		.75	2.39
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585.83		.80	2.33
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.08	272.86		.85	2.21
Class 529-B:
Year ended 11/30/2008	48.28	.92	(19.70)	(18.78)	(.81)	(3.34)	(4.15)	25.35	(42.26)	140	1.62	1.58	2.41
Year ended 11/30/2007	42.59	.84	7.37	8.21	(.72)	(1.80)	(2.52)	48.28	20.15	214	1.61	1.58	1.87
Year ended 11/30/2006	36.80	.60	7.23	7.83	(.60)	(1.44)	(2.04)	42.59	22.25	142	1.64	1.60	1.53
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81	1.70	1.67	1.46
Year ended 11/30/2004	28.51	.40	5.48	5.88	(.46)	(.29)	(.75)	33.64	21.02	44	1.75	1.74	1.32
Class 529-C:
Year ended 11/30/2008	48.27	.92	(19.69)	(18.77)	(.82)	(3.34)	(4.16)	25.34	(42.27)	342	1.61	1.58	2.42
Year ended 11/30/2007	42.59	.84	7.36	8.20	(.72)	(1.80)	(2.52)	48.27	20.17	503	1.61	1.57	1.88
Year ended 11/30/2006	36.80	.60	7.24	7.84	(.61)	(1.44)	(2.05)	42.59	22.27	304	1.63	1.59	1.54
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162	1.69	1.65	1.47
Year ended 11/30/2004	28.50	.41	5.47	5.88	(.46)	(.29)	(.75)	33.63	21.04	80	1.74	1.73	1.34
Class 529-E:
Year ended 11/30/2008	48.40	1.12	(19.74)	(18.62)	(1.03)	(3.34)	(4.37)	25.41	(41.97)	55	1.11	1.07	2.92
Year ended 11/30/2007	42.69	1.07	7.38	8.45	(.94)	(1.80)	(2.74)	48.40	20.76	83	1.10	1.07	2.38
Year ended 11/30/2006	36.89	.81	7.23	8.04	(.80)	(1.44)	(2.24)	42.69	22.92	53	1.11	1.08	2.06
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30	1.17	1.13	1.99
Year ended 11/30/2004	28.56	.57	5.48	6.05	(.61)	(.29)	(.90)	33.71	21.67	14	1.21	1.20	1.86

Class 529-F-1:
Year ended 11/30/2008	$48.50	$1.31	$(19.76)	$(18.45)	$(1.24)	$(3.34)	$(4.58)	$25.47	(41.66)%	$31.61%		.57%	3.44%
Year ended 11/30/2007	42.78	1.31	7.36	8.67	(1.15)	(1.80)	(2.95)	48.50	21.36	43.60		.57	2.89
Year ended 11/30/2006	36.95	1.00	7.27	8.27	(1.00)	(1.44)	(2.44)	42.78	23.55	22.61		.58	2.56
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12.76		.73	2.40
Year ended 11/30/2004	28.59	.65	5.49	6.14	(.69)	(.29)	(.98)	33.75	21.98	6.96		.95	2.12
Class R-1:
Year ended 11/30/2008	48.22	.96	(19.67)	(18.71)	(.86)	(3.34)	(4.20)	25.31	(42.21)	124	1.52	1.48	2.54
Year ended 11/30/2007	42.55	.87	7.34	8.21	(.74)	(1.80)	(2.54)	48.22	20.20	153	1.56	1.52	1.93
Year ended 11/30/2006	36.78	.62	7.21	7.83	(.62)	(1.44)	(2.06)	42.55	22.31	86	1.60	1.56	1.58
Year ended 11/30/2005	33.63	.53	3.93	4.46	(.51)	(.80)	(1.31)	36.78	13.78	44	1.63	1.58	1.54
Year ended 11/30/2004	28.50	.44	5.48	5.92	(.50)	(.29)	(.79)	33.63	21.18	17	1.67	1.64	1.44
Class R-2:
Year ended 11/30/2008	48.11	.93	(19.62)	(18.69)	(.83)	(3.34)	(4.17)	25.25	(42.24)	836	1.59	1.55	2.45
Year ended 11/30/2007	42.46	.86	7.33	8.19	(.74)	(1.80)	(2.54)	48.11	20.18	1,246	1.59	1.53	1.93
Year ended 11/30/2006	36.70	.62	7.20	7.82	(.62)	(1.44)	(2.06)	42.46	22.34	793	1.70	1.54	1.59
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437	1.79	1.57	1.56
Year ended 11/30/2004	28.45	.45	5.45	5.90	(.51)	(.29)	(.80)	33.55	21.15	201	1.93	1.60	1.47
Class R-3:
Year ended 11/30/2008	48.32	1.12	(19.70)	(18.58)	(1.03)	(3.34)	(4.37)	25.37	(41.95)	1,397	1.09	1.05	2.95
Year ended 11/30/2007	42.63	1.07	7.36	8.43	(.94)	(1.80)	(2.74)	48.32	20.77	1,901	1.10	1.07	2.39
Year ended 11/30/2006	36.83	.80	7.24	8.04	(.80)	(1.44)	(2.24)	42.63	22.86	1,138	1.13	1.09	2.05
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628	1.15	1.12	2.00
Year ended 11/30/2004	28.53	.57	5.47	6.04	(.61)	(.29)	(.90)	33.67	21.67	285	1.20	1.19	1.87
Class R-4:
Year ended 11/30/2008	48.48	1.23	(19.75)	(18.52)	(1.16)	(3.34)	(4.50)	25.46	(41.77)	1,159.79		.76	3.25
Year ended 11/30/2007	42.76	1.21	7.38	8.59	(1.07)	(1.80)	(2.87)	48.48	21.13	1,509.81		.77	2.69
Year ended 11/30/2006	36.94	.92	7.26	8.18	(.92)	(1.44)	(2.36)	42.76	23.28	860.82		.78	2.35
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435.84		.81	2.29
Year ended 11/30/2004	28.60	.68	5.49	6.17	(.72)	(.29)	(1.01)	33.76	22.10	182.85		.84	2.22
Class R-5:
Year ended 11/30/2008	48.58	1.35	(19.80)	(18.45)	(1.28)	(3.34)	(4.62)	25.51	(41.61)	1,399.50		.46	3.54
Year ended 11/30/2007	42.84	1.36	7.38	8.74	(1.20)	(1.80)	(3.00)	48.58	21.49	1,921.50		.47	3.01
Year ended 11/30/2006	37.01	1.04	7.26	8.30	(1.03)	(1.44)	(2.47)	42.84	23.63	1,023.52		.48	2.64
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541.54		.50	2.63
Year ended 11/30/2004	28.63	.76	5.51	6.27	(.80)	(.29)	(1.09)	33.81	22.49	287.54		.54	2.48

	Year ended November 30
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	37%	30%	30%	26%	21%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended November 30, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.29%, respectively.  The impact to the other share classes would have been approximately the same.

(4) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2009

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2008, through November 30, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2008	Ending account value 11/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$597.18	$2.87	.72%
Class A -- assumed 5% return	1,000.00	1,021.40	3.64	.72
Class B -- actual return	1,000.00	594.76	5.94	1.49
Class B -- assumed 5% return	1,000.00	1,017.55	7.52	1.49
Class C -- actual return	1,000.00	594.74	6.14	1.54
Class C -- assumed 5% return	1,000.00	1,017.30	7.77	1.54
Class F-1 -- actual return	1,000.00	597.32	2.88	.72
Class F-1 -- assumed 5% return	1,000.00	1,021.40	3.64	.72
Class F-2 -- actual return †	1,000.00	670.50	1.41	.51
Class F-2 -- assumed 5% return †	1,000.00	1,022.45	2.58	.51
Class 529-A -- actual return	1,000.00	597.08	3.03	.76
Class 529-A -- assumed 5% return	1,000.00	1,021.20	3.84	.76
Class 529-B -- actual return	1,000.00	594.56	6.34	1.59
Class 529-B -- assumed 5% return	1,000.00	1,017.05	8.02	1.59
Class 529-C -- actual return	1,000.00	594.50	6.30	1.58
Class 529-C -- assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class 529-E -- actual return	1,000.00	596.17	4.27	1.07
Class 529-E -- assumed 5% return	1,000.00	1,019.65	5.40	1.07
Class 529-F-1 -- actual return	1,000.00	597.76	2.28	.57
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.15	2.88	.57
Class R-1 -- actual return	1,000.00	594.94	5.90	1.48
Class R-1 -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class R-2 -- actual return	1,000.00	594.59	6.30	1.58
Class R-2 -- assumed 5% return	1,000.00	1,017.10	7.97	1.58
Class R-3 -- actual return	1,000.00	596.17	4.19	1.05
Class R-3 -- assumed 5% return	1,000.00	1,019.75	5.30	1.05
Class R-4 -- actual return	1,000.00	597.24	2.99	.75
Class R-4 -- assumed 5% return	1,000.00	1,021.25	3.79	.75
Class R-5 -- actual return	1,000.00	597.93	1.84	.46
Class R-5 -- assumed 5% return	1,000.00	1,022.70	2.33	.46

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 1, 2008 (the initial sale of the share class), through November 30, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information
                                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2008:

Long-term capital gains	$7,678,336,000
Foreign taxes	$0.15 per share
Foreign source income	$1.40 per share
Qualified dividend income	100%
Corporate dividends received deduction	$742,306,000
U.S. government income that may be exempt from state taxation	$41,880,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices.
This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver that was then in effect. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s advisory fee waiver that was then in effect, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 62	2005	Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)

H. Frederick Christie, 75	1993	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Robert J. Denison, 67	2005	Chair, First Security Management (private investment)

Koichi Itoh, 68	2005	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

Merit E. Janow, 50	2001	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body

Mary Myers Kauppila, 54	1993	Chairman and CEO, Ladera Management Company
Chairman of the Board		(private investment company)
(Independent and
Non-Executive)

Gail L. Neale, 73	1993	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 72	1993
Chairman, Academic Advisory Committee, United States Centre, University of Sydney; Chairman of Directors, Forty Seven Friends Pty. Ltd. (not-for-profit supporting a local art and craft centre in Australia); Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Planning Director and acting CEO, United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Donald E. Petersen, 82	1993	Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 66	1993–1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust

Steadman Upham, Ph.D., 59	2001	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 84	1993	Senior Economic Adviser and Corporate Chair in International Economics, The RAND Corporation; former Dean, The RAND Graduate School

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 62	6	Ducommun Incorporated

H. Frederick Christie, 75	21	AECOM Technology Corporation; Dine Equity, Inc.; Ducommun Incorporated; SouthWest Water Company

Robert J. Denison, 67	5	None

Koichi Itoh, 68	5	None

Merit E. Janow, 50	4	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Mary Myers Kauppila, 54	6	None
Chairman of the Board
(Independent and
Non-Executive)

Gail L. Neale, 73	4	None

Robert J. O’Neill, Ph.D., 72	2	None

Donald E. Petersen, 82	2	None

Stefanie Powers, 66	2	None

Steadman Upham, Ph.D., 59	14	None

Charles Wolf, Jr., Ph.D., 84	2	None

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gina H. Despres, 67	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Paul G. Haaga, Jr., 60	1993	Vice Chairman of the Board, Capital Research and Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gina H. Despres, 67	4	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 60	14	None

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Stephen E. Bepler, 66	1993	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company[5]

Mark E. Denning, 51	1993	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;[5] Director, Capital Research and Management Company; Director, Capital International Limited[5]

Michael J. Thawley, 58	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President, Capital Strategy Research, Inc.;[5] former Australian Ambassador to the United States

Jeanne K. Carroll, 60	2001	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Michael Cohen, 47	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director, Capital Research Company[5]

Timothy P. Dunn, 47	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company

Alwyn Heong, 48	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Sung Lee, 42	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Jesper Lyckeus, 41	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

David M. Riley, 41	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company

Donald H. Rolfe, 36	2008	Associate Counsel — Fund Business Management
Vice President		Group, Capital Research and Management Company

Vincent P. Corti, 52	1993	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 37	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 36	2008	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Neal F. Wellons, 37	2008	Assistant Vice President — Fund Business
Assistant Treasurer		Management Group, Capital Research and Management Company

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 31 for footnotes.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete November 30, 2008, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
>Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-933-0109P

Litho in USA WG/Q/8072-S16789

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Charles Wolf, Jr., a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$108,000
2008	$102,000

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$7,000
2008	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$4,000
2008	$5,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $11,000 for fiscal year 2007 and $13,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Capital World Growth and Income FundSM
Investment portfolio

November 30, 2008

Common stocks — 87.60%	Shares	Value (000)

TELECOMMUNICATION SERVICES — 11.70%
France Télécom SA1	42,646,204	$1,100,008
Verizon Communications Inc.	30,490,000	995,499
AT&T Inc.	30,237,874	863,594
Vodafone Group PLC[1]	341,090,328	666,185
América Móvil, SAB de CV, Series L (ADR)	15,725,500	471,765
Koninklijke KPN NV1	32,639,600	451,021
Singapore Telecommunications Ltd.[1]	220,915,810	371,160
Philippine Long Distance Telephone Co.[1]	4,826,520	231,791
Philippine Long Distance Telephone Co. (ADR)	1,650,000	79,118
Belgacom SA1	5,986,500	218,053
Teléfonos de México, SAB de CV, Class L (ADR)	12,004,625	208,400
Telekomunikacja Polska SA1	31,729,100	208,134
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	307,932,500	151,184
Turkcell Iletisim Hizmetleri AS1	24,267,000	135,150
Telenor ASA[1]	24,082,900	131,037
OJSC Mobile TeleSystems (ADR)	4,319,237	128,022
Telefónica, SA1	6,000,000	121,744
Qwest Communications International Inc.	34,599,000	110,717
Far EasTone Telecommunications Co., Ltd.[1]	94,399,881	110,510
Chunghwa Telecom Co., Ltd.[1]	67,881,000	106,611
Taiwan Mobile Co., Ltd.[1]	62,519,050	93,073
Deutsche Telekom AG1	6,500,000	90,407
Türk Telekomünikasyon AS, Class D1,2	39,150,000	85,798
Telecom Italia SpA, nonvoting[1]	90,000,000	77,143
Sprint Nextel Corp., Series 1	23,200,000	64,728
MTN Group Ltd.[1]	6,042,013	63,282
Telekom Austria AG, non-registered shares[1]	4,589,897	61,424
Telmex Internacional, SAB de CV, Class L (ADR)	3,545,500	34,356
Globe Telecom, Inc.[1]	1,200,880	20,358
Advanced Info Service PCL[1]	9,024,800	19,625
Embarq Corp.	550,000	17,952
Orascom Telecom Holding SAE (GDR)[1]	712,205	15,712
Magyar Telekom Telecommunications PLC[1]	5,243,600	15,525
DiGi.Com Bhd.[1]	2,425,000	13,871
TM International Bhd.[1,2]	13,175,300	13,730
Joint-Stock Financial Corp. Sistema (GDR)[1]	636,000	3,592
Telekom Malaysia Bhd.[1]	1,490,400	1,283
		7,551,562

FINANCIALS — 10.22%
HSBC Holdings PLC (United Kingdom)[1]	48,871,269	531,718
HSBC Holdings PLC (Hong Kong)[1]	30,378,400	326,519
Banco Santander, SA1	73,983,121	607,968
Banco Bradesco SA, preferred nominative	37,194,418	395,552
QBE Insurance Group Ltd.[1]	24,370,443	382,746
AXA SA1	17,712,587	338,853
Wells Fargo & Co.	10,000,000	288,900
JPMorgan Chase & Co.	7,350,000	232,701
Sun Hung Kai Properties Ltd.[1]	29,490,000	231,487
BOC Hong Kong (Holdings) Ltd.[1]	199,748,000	227,903
Prudential PLC[1]	42,788,458	223,187
BNP Paribas SA1	3,581,225	198,372
Sampo Oyj, Class A1	9,845,675	183,826
United Overseas Bank Ltd.[1]	19,089,000	165,708
Banco do Brasil SA, ordinary nominative	25,129,500	155,161
AMP Ltd.[1]	41,197,132	145,769
DBS Group Holdings Ltd[1]	19,345,000	119,711
Intesa Sanpaolo SpA[1]	37,800,000	114,203
UBS AG1,2	7,705,724	97,149
Hang Seng Bank Ltd.[1]	7,539,700	96,496
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,405,200	90,059
UniCredit SpA[1]	37,801,040	86,838
Oversea-Chinese Banking Corp. Ltd.[1]	24,917,000	84,553
Bank of China Ltd., Class H1	265,000,000	83,843
Banco Bilbao Vizcaya Argentaria, SA1	8,033,000	83,561
Swire Pacific Ltd., Class A1	12,300,000	82,784
PNC Financial Services Group, Inc.	1,500,000	79,155
Bank of the Philippine Islands[1]	89,841,690	77,756
Banco Itaú Holding Financeira SA, preferred nominative	6,371,525	73,289
Shinhan Financial Group Co., Ltd.[1]	3,433,200	71,533
Société Générale[1]	1,488,750	63,663
Bank of America Corp.	3,869,700	62,883
NIPPONKOA Insurance Co., Ltd.[1]	8,860,000	56,724
Kimco Realty Corp.	3,632,329	51,397
ING Groep NV, depository receipts[1]	5,756,000	48,305
National Bank of Greece SA1	2,475,200	47,248
Swedbank AB, Class A1	6,366,300	45,771
Westfield Group[1]	4,551,945	44,989
DnB NOR ASA[1]	10,719,500	41,009
Commerzbank AG1	4,251,000	39,179
Erste Bank der oesterreichischen Sparkassen AG1	1,351,545	30,843
Credit Suisse Group AG1	1,000,000	29,375
Grupo Financiero Banorte, SAB de CV, Series O	17,058,553	27,342
Admiral Group PLC[1]	1,611,093	24,460
HBOS PLC[1]	14,376,919	20,375
Fifth Third Bancorp	2,000,000	19,120
GAGFAH SA1	3,472,754	10,265
Hypo Real Estate Holding AG1	2,790,072	9,871
PT Bank Central Asia Tbk[1]	40,691,000	9,221
Allied Capital Corp.	3,798,000	8,887
EFG Eurobank Ergasias SA1	807,029	6,778
ICICI Bank Ltd.[1]	934,200	6,714
ICICI Bank Ltd. (ADR)	4,000	57
Developers Diversified Realty Corp.	1,250,000	6,000
American International Group, Inc.	2,200,000	4,422
Crédit Agricole SA1	183,038	2,042
		6,594,240

ENERGY — 10.13%
Royal Dutch Shell PLC, Class B1	15,988,849	423,164
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	279,009
Royal Dutch Shell PLC, Class A1	7,850,000	208,214
Royal Dutch Shell PLC, Class B (ADR)	689,599	36,721
Chevron Corp.	11,176,962	883,092
Eni SpA[1]	35,635,000	807,879
ConocoPhillips	15,259,000	801,403
Woodside Petroleum Ltd.[1]	19,555,433	463,081
TOTAL SA1	6,954,000	364,652
Schlumberger Ltd.	7,045,000	357,463
OAO Gazprom (ADR)[1]	13,152,000	230,938
China National Offshore Oil Corp.[1]	269,385,900	220,621
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	12,181,100	216,580
Sasol Ltd.[1]	6,153,000	177,052
Husky Energy Inc.	6,030,000	155,990
Marathon Oil Corp.	5,340,000	139,801
Canadian Oil Sands Trust	5,257,800	109,449
Canadian Oil Sands Trust[3]	1,100,000	22,898
Diamond Offshore Drilling, Inc.	1,543,400	113,903
StatoilHydro ASA[1]	6,319,495	107,622
Canadian Natural Resources, Ltd.	2,080,000	87,437
Oil & Natural Gas Corp. Ltd.[1]	4,795,430	67,542
PetroChina Co. Ltd., Class H1	76,850,000	63,461
PTT Exploration and Production PCL[1]	22,521,000	59,497
SBM Offshore NV1	3,456,000	53,946
OAO LUKOIL (ADR)[1]	1,400,000	45,646
Motor Oil (Hellas) Corinth Refineries SA1	3,796,389	40,273
		6,537,334

HEALTH CARE — 9.43%
Roche Holding AG1	9,620,987	1,353,723
Bayer AG, non-registered shares[1]	17,852,000	927,142
Merck & Co., Inc.	21,684,400	579,407
Novartis AG1	12,094,000	565,757
Schering-Plough Corp.	23,000,000	386,630
Novo Nordisk A/S, Class B1	7,463,781	381,309
Pfizer Inc	14,750,000	242,343
Takeda Pharmaceutical Co. Ltd.[1]	4,616,000	222,934
Daiichi Sankyo Co., Ltd.[1]	10,751,500	221,369
Fresenius Medical Care AG & Co. KGaA[1]	4,234,150	184,887
Abbott Laboratories	3,490,000	182,841
Merck KGaA[1]	1,643,820	138,038
UCB SA1	3,510,000	105,253
Bristol-Myers Squibb Co.	5,000,000	103,500
Medtronic, Inc.	2,843,800	86,793
Nobel Biocare Holding AG1	5,072,787	77,537
AstraZeneca PLC (Sweden)[1]	2,000,000	74,527
Eli Lilly and Co.	2,000,000	68,300
Lonza Group Ltd.[1]	656,299	54,331
Cochlear Ltd.[1]	1,212,000	43,942
Johnson & Johnson	552,000	32,336
Richter Gedeon NYRT[1]	219,500	29,512
Orion Oyj, Class B1	1,610,301	23,543
		6,085,954

CONSUMER DISCRETIONARY — 8.22%
Vivendi SA1	14,965,100	423,898
Daimler AG1	12,102,500	382,038
Cie. Générale des Établissements Michelin, Class B1	6,914,000	331,583
Industria de Diseno Textil, SA1	9,434,367	316,697
OPAP (Greek Organization of Football Prognostics) SA1	12,437,410	308,225
H & M Hennes & Mauritz AB, Class B1	6,956,875	256,693
Honda Motor Co., Ltd.[1]	10,869,300	238,810
McDonald’s Corp.	4,000,000	235,000
Toyota Motor Corp.[1]	7,319,000	230,240
Target Corp.	6,508,000	219,710
Esprit Holdings Ltd.[1]	46,104,500	215,765
Renault SA1	8,164,239	180,193
British Sky Broadcasting Group PLC[1]	24,758,900	168,753
Lowe’s Companies, Inc.	7,535,800	155,690
AB Electrolux, Series B1	16,976,000	144,364
Marks and Spencer Group PLC[1]	39,654,674	138,489
Sherwin-Williams Co.	2,340,000	137,896
Li & Fung Ltd.[1]	72,194,000	131,423
Fiat SpA[1]	13,600,000	100,609
Home Depot, Inc.	4,000,000	92,440
Lotte Shopping Co.[1]	726,381	88,839
YUM! Brands, Inc.	3,000,000	80,820
Expedia, Inc.[2]	8,798,000	73,903
Time Warner Inc.	8,000,000	72,400
Whirlpool Corp.	1,563,730	61,580
adidas AG1	1,630,000	50,960
Carnival Corp., units	2,382,284	50,028
Johnson Controls, Inc.	2,800,000	49,448
Billabong International Ltd.[1]	6,950,000	48,331
Hyundai Motor Co.[1]	1,688,773	47,799
Home Retail Group PLC[1]	12,000,000	37,744
D.R. Horton, Inc.	5,350,000	36,754
Kesa Electricals PLC[1,4]	26,593,098	32,727
Swatch Group Ltd, non-registered shares[1]	207,350	24,622
Swatch Group Ltd[1]	295,873	6,688
Kingfisher PLC[1]	16,730,999	30,712
Aristocrat Leisure Ltd.[1]	8,517,734	21,958
Fairfax Media Ltd.[1]	18,000,000	16,106
Limited Brands, Inc.	1,500,000	13,965
Mattel, Inc.	1,000,000	13,670
KB Home	1,000,000	11,630
Hyundai Mobis Co., Ltd.[1]	254,070	10,748
News Corp., Class A	1,119,458	8,844
DSG International PLC[1]	16,011,657	2,890
ProSiebenSAT.1 Media AG, nonvoting preferred[1]	937,098	2,002
		5,303,684

INFORMATION TECHNOLOGY — 7.83%
Microsoft Corp.	58,220,000	1,177,208
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	635,454,869	784,383
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,930,929	156,806
Automatic Data Processing, Inc.	11,655,000	478,554
Canon, Inc.[1]	11,545,000	343,380
Murata Manufacturing Co., Ltd.[1]	7,414,000	254,935
Cisco Systems, Inc.[2]	14,720,000	243,469
Oracle Corp.[2]	14,875,000	239,339
Mediatek Incorporation[1]	22,436,100	149,536
Nokia Corp. (ADR)	8,169,800	115,766
Nokia Corp.[1]	1,971,000	27,863
Delta Electronics, Inc.[1]	71,417,765	139,167
Toshiba Corp.[1]	37,303,000	136,436
Redecard SA, ordinary nominative	11,517,700	132,086
Siliconware Precision Industries Co., Ltd.[1]	151,319,210	126,032
HTC Corp.[1]	11,281,500	112,372
Intel Corp.	7,799,500	107,633
HOYA CORP.[1]	4,438,000	63,856
Hewlett-Packard Co.	1,800,000	63,504
Acer Inc.[1]	35,858,338	45,772
Yahoo! Inc.[2]	3,960,200	45,582
Microchip Technology Inc.	1,340,000	24,790
International Business Machines Corp.	250,000	20,400
Ibiden Co., Ltd.[1]	1,200,000	18,841
SAP AG1	495,847	17,026
Seagate Technology	2,600,000	10,946
AU Optronics Corp.[1]	15,478,021	9,431
Samsung Electronics Co., Ltd.[1]	22,250	7,365
Lite-On Technology Corp.[1]	13,710	10
		5,052,488

INDUSTRIALS — 7.69%
General Electric Co.	55,622,100	955,032
Schneider Electric SA1	7,234,109	457,173
United Parcel Service, Inc., Class B	7,610,100	438,342
Siemens AG1	5,899,992	355,526
AB Volvo, Class B1	73,170,700	326,437
PACCAR Inc	8,520,000	237,452
United Technologies Corp.	3,900,000	189,267
Singapore Technologies Engineering Ltd.[1]	116,040,000	181,959
Sandvik AB1	30,104,800	177,896
Scania AB, Class B1	21,500,000	169,467
Honeywell International Inc.	5,423,000	151,085
Deutsche Post AG1	10,195,561	146,868
FANUC LTD[1]	2,118,000	130,860
Ryanair Holdings PLC (ADR)[2]	4,900,000	128,674
ComfortDelGro Corp. Ltd.[1,4]	135,100,000	121,037
Wolseley PLC[1]	21,122,483	99,586
Robert Half International Inc.	4,600,000	96,094
Atlas Copco AB, Class A1	13,420,405	95,058
Deutsche Lufthansa AG1	7,000,000	92,396
Macquarie Airports[1]	59,274,681	79,306
Qantas Airways Ltd.[1]	41,960,987	64,084
ASSA ABLOY AB, Class B1	4,720,000	45,767
Finmeccanica SpA[1]	2,740,000	34,295
Wienerberger AG1	2,056,874	29,268
Koninklijke Philips Electronics NV1	1,545,000	25,186
SembCorp Industries Ltd[1]	16,755,000	24,251
Ellaktor SA1	4,795,000	22,298
Singapore Post Private Ltd.[1]	43,500,000	21,840
Kingspan Group PLC[1]	5,136,966	20,855
Tyco International Ltd.	693,750	14,499
Metso Oyj[1]	1,035,000	12,498
Bouygues SA1	280,000	11,531
Vallourec SA1	74,000	7,873
China International Marine Containers (Group) Co., Ltd., Class B1	4,099,877	2,213
Contax Participações SA, ordinary nominative	38,106	568
		4,966,541

UTILITIES — 7.48%
RWE AG1	11,757,400	991,374
GDF Suez[1]	21,523,815	865,643
E.ON AG1	24,451,142	861,485
Public Service Enterprise Group Inc.	9,393,000	290,244
Exelon Corp.	4,500,000	252,945
NTPC Ltd.[1]	73,519,270	238,083
Electricité de France SA1	3,713,093	215,417
Fortum Oyj[1]	10,099,309	202,732
Cia. Energética de Minas Gerais — Cemig, preferred nominative	11,842,141	186,631
Dominion Resources, Inc.	4,456,422	164,085
Veolia Environnement[1]	4,737,103	118,092
SUEZ Environnement Co.[1,2]	6,272,419	107,956
PPL Corp.	3,168,597	107,384
FirstEnergy Corp.	1,800,000	105,444
Hongkong Electric Holdings Ltd.[1]	11,500,000	64,378
PT Perusahaan Gas Negara (Persero) Tbk[1]	342,235,000	52,979
Hong Kong and China Gas Co. Ltd.[1]	1,247,000	2,210
		4,827,082

CONSUMER STAPLES — 7.42%
Coca-Cola Co.	14,295,000	670,007
Philip Morris International Inc.	12,857,086	542,055
Procter & Gamble Co.	7,250,000	466,537
Diageo PLC[1]	31,398,500	439,823
Nestlé SA1	11,375,660	411,792
PepsiCo, Inc.	6,310,000	357,777
Wal-Mart Stores, Inc.	5,123,000	286,273
Tesco PLC[1]	45,218,888	205,151
Reynolds American Inc.	4,470,282	183,639
L’Oréal SA1	2,217,011	179,018
Groupe Danone SA1	2,846,000	163,921
Kimberly-Clark Corp.	2,000,000	115,580
Kellogg Co.	2,468,400	107,203
SABMiller PLC[1]	4,890,000	79,408
Pernod Ricard Co.[1]	1,300,000	76,727
InBev, nonvoting[1]	4,653,961	76,528
ConAgra Foods, Inc.	4,461,800	65,811
Tingyi (Cayman Islands) Holding Corp.[1]	54,070,000	62,886
Shoppers Drug Mart Corp.	1,565,000	56,224
Foster’s Group Ltd.[1]	14,494,378	52,199
Imperial Tobacco Group PLC[1]	2,000,000	49,934
Altria Group, Inc.	2,994,000	48,143
Koninklijke Ahold NV1	3,400,597	37,927
General Mills, Inc.	474,000	29,943
Woolworths Ltd.[1]	1,000,000	17,614
Avon Products, Inc.	195,300	4,121
		4,786,241

MATERIALS — 3.36%
China Steel Corp.[1]	513,147,551	343,034
Linde AG1	4,639,800	340,304
Akzo Nobel NV1	7,129,000	243,409
Syngenta AG1	1,366,000	243,154
CRH PLC[1]	7,961,500	172,106
BASF SE1	3,583,000	115,143
Israel Chemicals Ltd.[1]	15,508,568	91,175
Barrick Gold Corp.	2,931,540	89,392
Dow Chemical Co.	4,083,500	75,749
Rautaruukki Oyj[1]	4,696,570	71,756
Koninklijke DSM NV1	3,010,469	69,819
James Hardie Industries NV1,4	23,384,347	58,510
POSCO[1]	227,530	52,624
Weyerhaeuser Co.	1,375,000	51,727
voestalpine AG1	1,397,000	29,538
Packaging Corp. of America	1,800,000	26,874
Usinas Siderúrgicas de Minas Gerais SA — USIMINAS, Class A, preferred nominative	2,062,750	20,815
Makhteshim-Agan Industries Ltd.[1]	5,235,000	16,291
JSC Uralkali (GDR)[1]	1,810,000	13,404
United States Steel Corp.	333,700	10,144
JFE Holdings, Inc.[1]	312,000	7,578
BlueScope Steel Ltd.[1]	2,431,312	6,406
OAO Severstal (GDR)[1]	2,043,382	6,327
Norsk Hydro ASA[1]	1,450,000	5,285
Teck Cominco Ltd., Class B	674,200	3,270
ArcelorMittal[1]	129,654	3,131
		2,166,965

MISCELLANEOUS — 4.12%
Other common stocks in initial period of acquisition		2,659,757

Total common stocks (cost: $78,755,840,000)		56,531,848

Preferred stocks — 0.04%

FINANCIALS — 0.03%
HBOS PLC 6.657%[5,6]	30,300,000	14,122
Bank of America Corp., Series K, 8.00% noncumulative[6]	11,000,000	7,650
		21,772

MISCELLANEOUS — 0.01%
Other preferred stocks in initial period of acquisition		3,298

Total preferred stocks (cost: $110,326,000)		25,070

Rights — 0.06%

MISCELLANEOUS — 0.06%
Other rights in initial period of acquisition		38,864

Total rights (cost: $71,312,000)		38,864

	Shares or
Convertible securities — 0.20%	principal amount

FINANCIALS — 0.13%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[1,3]	1,275,000	34,406
Bank of America Corp., Series L, 7.25% convertible preferred	50,000	30,250
Fifth Third Bancorp, Series G 8.50% noncumulative convertible preferred	200,000	17,398
		82,054

CONSUMER DISCRETIONARY — 0.07%
Ford Motor Co. 4.25% convertible notes 2036	$5,080,000	1,587
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	5,559,555	43,754
		45,341

		Value
Convertible securities		(000)

MISCELLANEOUS — 0.00%
Other convertible securities in initial period of acquisition		$1,498

Total convertible securities (cost: $379,414,000)		128,893

	Principal amount
Bonds & notes — 0.22%	(000)

CONSUMER DISCRETIONARY — 0.06%
DaimlerChrysler North America Holding Corp. 7.20% 2009	$5,435	5,062
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	30,593	24,589
DaimlerChrysler North America Holding Corp. 5.875% 2011	5,400	4,523
DaimlerChrysler North America Holding Corp. 6.50% 2013	7,045	5,298
Delphi Automotive Systems Corp. 6.55% 2006[7]	14,955	374
		39,846

TELECOMMUNICATION SERVICES — 0.06%
Sprint Nextel Corp. 6.00% 2016	9,830	5,463
Sprint Capital Corp. 6.90% 2019	30,308	17,302
Sprint Capital Corp. 8.75% 2032	30,240	15,748
		38,513

UTILITIES — 0.04%
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[5]	16,400	10,578
Texas Competitive Electric Holdings Co. LLC 10.50% 2015[5]	23,600	15,222
		25,800

MORTGAGE-BACKED OBLIGATIONS[8] — 0.03%
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.921% 2036[6]	23,673	11,539
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A-7, 1.745% 2036[6]	15,051	9,363
		20,902

CONSUMER STAPLES — 0.02%
British American Tobacco International Finance PLC 8.125% 2013[5]	9,000	8,963

FINANCIALS — 0.01%
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	10,000	8,033

Total bonds & notes (cost: $197,195,000)		142,057

Short-term securities — 11.81%

Freddie Mac 0.91%–2.65% due 12/1/2008–4/21/2009	1,716,897	1,714,017
Fannie Mae 1.00%–2.65% due 1/26–4/20/2009	1,310,925	1,308,050
Federal Home Loan Bank 0.38%–2.55% due 1/5–4/2/2009	1,123,700	1,122,163
U.S. Treasury Bills 1.68%–1.94% due 12/4/2008–2/26/2009	428,600	428,566
International Bank for Reconstruction and Development 1.05%–2.45% due 1/21–2/25/2009	329,850	329,415
Shell International Finance BV 1.85%–2.30% due 2/2–3/16/2009[5]	250,000	249,290
Canada Government 1.20%–1.25% due 3/5–3/12/2009	200,000	199,314
BASF AG 2.05%–2.23% due 12/2/2008–2/20/2009[5]	170,700	170,313
Nestlé Capital Corp. 1.20%–2.35% due 1/12–2/20/2009[5]	170,593	170,163
Caisse d’Amortissement de la Dette Sociale 2.00%–2.40% due 12/4/2008–1/27/2009	152,000	151,611
General Electric Capital Corp. 2.05% due 12/12/2008	150,000	149,814
JPMorgan Chase & Co. 2.80% due 1/7/2009	100,000	99,763
Jupiter Securitization Co., LLC 1.50% due 12/16/2008[5]	50,000	49,967
Novartis Finance Corp. 1.00%–1.72% due 12/3/2008–1/28/2009[5]	139,800	139,407
Procter & Gamble Co. 1.25% due 2/3/2009[5]	82,359	82,178
Procter & Gamble International Funding S.C.A. 1.55% due 1/23/2009[5]	39,800	39,730
Coca-Cola Co. 1.55%–1.85% due 1/13–2/6/2009[5]	100,000	99,809
Nokia Corp. 1.90%–2.80% due 12/17/2008–2/2/2009[5]	100,000	99,743
BP Capital Markets PLC 1.05%–2.15% due 1/5–3/9/2009[5]	100,000	99,560
Siemens Capital Co. LLC 1.10%–1.25% due 12/23–12/29/2008[5]	80,000	79,929
Toyota Motor Credit Corp. 1.85%–2.54% due 12/5–12/15/2008	70,000	69,951
Enterprise Funding Co. LLC 1.40%–1.50% due 1/9/2009[5]	65,300	65,195
Danske Corp. 1.47%–3.55% due 12/10–12/16/2008[5]	53,906	53,841
Swedish Export Credit Corp. 1.72% due 12/18/2008	50,000	49,957
Caterpillar Financial Services Corp. 0.90%–1.30% due 12/17/2008–1/8/2009	50,000	49,945
BNP Paribas Finance Inc. 2.10% due 12/23/2008	50,000	49,933
Hewlett-Packard Co. 2.00% due 12/23/2008[5]	50,000	49,926
Eli Lilly and Co. 1.40% due 3/3/2009[5]	50,000	49,838
Pfizer Inc 1.30% due 3/10/2009[5]	50,000	49,824
European Investment Bank 1.425% due 2/24/2009	50,000	49,716
American Honda Finance Corp. 2.35% due 12/9/2008	40,000	39,976
Electricité de France 1.40%–2.00% due 12/19/2008–1/22/2009[5]	35,100	35,007
Unilever Capital Corp. 2.25% due 2/12/2009[5]	35,000	34,830
NetJets Inc. 1.00% due 1/14/2009[5]	34,000	33,910
Eksportfinans ASA 2.35% due 12/2/2008[5]	32,400	32,392
Target Corp. 1.75% due 12/8/2008	31,700	31,688
Toronto-Dominion Holdings USA Inc. 2.90% due 12/1/2008[5]	25,200	25,198
Eaton Corp. 2.25% due 12/15/2008[5]	25,000	24,977
Honeywell International Inc. 2.05% due 12/18/2008[5]	21,400	21,355
Statoil ASA 2.30% due 1/8/2009[5]	10,000	9,976
Private Export Funding Corp. 2.38% due 12/16/2008[5]	9,600	9,583

Total short-term securities (cost: $7,606,577,000)		7,619,820

Total investment securities (cost: $87,120,664,000)		64,486,552
Other assets less liabilities		49,853

Net assets		$64,536,405

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $35,134,652,000, which represented 54.44% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.
[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	$63,750	$34,406	.05%
Canadian Oil Sands Trust	2/28/2003	5,113	22,898	.04

Total restricted securities		$68,863	$57,304	.09%

[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,832,859,000, which represented 2.84% of the net assets of the fund.

[6]	Coupon rate may change periodically.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-933-0109O-S15845

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital World Growth and Income Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc. as of November 30, 2008, and for the year then ended and have issued our unqualified report thereon dated January 8, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of November 30, 2008 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: February 6, 2009

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 6, 2009